SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 28, 2011

NATIONAL FUEL GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-3880	13-1086010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street Williamsville, New York	14221
(Address of Principal Executive Offices)	(Zip Code)

(716) 857-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 28, 2011, National Fuel Gas Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $500,000,000 aggregate principal amount of its 4.90% Notes due 2021 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-158060) of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.2	Underwriting Agreement, dated November 28, 2011, relating to the Notes between the Company and the several Underwriters named in Schedule A thereto, for whom J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC acted as representatives.

4.4	Officer’s Certificate dated December 1, 2011, establishing the terms of the Notes.

4.4.1	Form of Note (included in 4.4 above)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, National Fuel Gas Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By:	/s/ James R. Peterson
Name:	James R. Peterson
Title:	Assistant Secretary

Dated: December 1, 2011